Income Tax	12 Months Ended
Dec. 31, 2022
Income Tax
Income Tax

13.        Income Tax

The components of income tax benefit are as follows:

	2022	2021
Current Expense:
Federal	$—	$—
State	—	—
Foreign	—	—
	—	—
Deferred Expense:
Federal	$(215,937)	$(145,974)
State	—	—
Foreign	—	—
Total	$(215,937)	$(145,974)

The differences between the company’s income tax benefit and the expense computed at the 21% United States statutory income tax rate were as follows:

	2022	2021
Federal income tax expense at statutory rate:	$(8,734,000)	$(7,465,000)
Increase (reduction) in income tax resulting from:
State income taxes	(146,000)	556,000
Foreign rate differential	(19,000)	(16,000)
Nondeductible expenses	1,000	1,000
Research and development credit	(1,312,000)	(836,000)
Stock based compensation	192,000	164,000
Excess executive compensation	9,000	259,000
Goodwill impairment	—	305,000
Reserve for loss carryforwards limited by Sec. 382	8,000	8,000
Other	65,063	(32,974)
Increase in valuation allowance	9,720,000	6,911,000
	$(215,937)	$(145,974)

The tax effects of temporary differences and operating loss carryforwards that gave rise to significant portions of the deferred tax assets and deferred tax liabilities were as follows at December 31, 2022 and 2021:

	2022	2021
Deferred tax assets:
Net operating losses	$24,542,949	$17,830,889
R&D credits	3,822,392	2,538,168
Stock compensation	2,974,242	2,344,902
Contingent consideration	—	767,763
Deferred revenue	7,465	8,039
Section 174 costs	4,041,814	—
Unrealized gains/losses	583,683	210,300

Deferred tax assets	35,972,545	23,700,061

Deferred tax liabilities:
Intangible assets	—	(803,937)
Property, plant and equipment, primarily due to differences in depreciation	(553,840)	(83,122)
Lease liability	(2,732,712)	(78,035)
Other	(99,272)	(83,931)

Deferred tax liabilities	(3,385,824)	(1,049,025)

Valuation allowance	(32,586,721)	(22,866,973)

Net deferred tax (liabilities)	$—	$(215,937)

At December 31, 2022 and December 31, 2021, the Company evaluated all significant available positive and negative evidence, including the existence of losses in recent years and management’s forecast of future taxable income, and, as a result, determined it was more likely than not that federal and state deferred tax assets, including benefits related to net operating loss carryforwards, would not be realized. The company completed a 382 analysis to determine any limitations on the annual usage of their NOL carryforwards (discussed in further detail below). The allowance increased to $32,586,721 at December 31, 2022. Net Operating Losses created in years beginning after 2017 now only offset 80% of Taxable Income but no longer have a 20 year expiration. As such, NOL’s created after 2017 can be used to offset indefinite lived liabilities up to 80%.

At December 31, 2022, the Company has federal net operating loss carryforwards of approximately $174,285,827, including $3,027,284 acquired from Pelican Therapeutics. However, due to Section 382 limitations (discussed in further detail below), only $116,493,744 of the NOLs are available to offset future taxable income.  The federal net operating loss carryforwards begin to expire in 2029. The Company has various state net operating loss carryforwards totaling approximately $124,461,888 including $2,464,819 from Pelican Therapeutics, which are available to offset future state taxable income. State net operating losses begin to expire in 2024. On November 15, 2021, the North Carolina General Assembly passed Senate Bill 105 eliminating the current 2.5% corporate income tax by phased lowering of the rate from 2025 – 2030. A reserve has been set up for North Carolina NOLs that are not expected to be used by 2030. The Company has various foreign net operating loss carryforwards of $125,097. The foreign net operating loss carryforwards are carried forward indefinitely.  Because the Company has incurred cumulative net operating losses since inception, all tax years remain open to examination by U.S. federal, state, and foreign income tax authorities.

In accordance with FASB ASC 740, Accounting for Income Taxes, the Company reflects in the financial statements the benefit of positions taken in a previously filed tax return or expected to be taken in a future tax return only when it is considered ‘more-likely-than-not’ that the position taken will be sustained by a taxing authority. As of December 31, 2022, and 2021, the Company had no unrecognized income tax benefits and correspondingly there is no impact on the Company’s effective income tax rate associated with these items. The Company’s policy for recording interest and penalties relating to uncertain income tax positions is to record them as a component of income tax expense in the accompanying statements of income. As of December 31, 2022 and 2021, the Company had no such accruals

The Company files income tax returns in the United States, various state and foreign jurisdictions. The Company was subject to examination by taxing authorities for the tax years ended December 31, 2009 through 2021.

Potential 382 Limitation

The Company’s ability to utilize its NOL and research and development (R&D) credit carryforwards may be substantially limited due to ownership changes that have occurred or that could occur in the future, as required by Section 382 of the Internal Revenue Code of 1986, as amended (the Code), as well as similar state provisions. These ownership changes may limit the amount of NOL and R&D credit carryforwards that can be utilized annually to offset future taxable income and tax, respectively. In general, an “ownership change,” as defined by Section 382 of the Code, results from a transaction or series of transactions over a three-year period resulting in an ownership change of more than 50 percent of the outstanding stock of a company by certain stockholders or public groups.

The Company completed a Section 382 study during 2021. It was determined that the Company has experienced five ownership changes of over 50% since 2013, the latest occurring on June 30, 2020.  Going forward, the utilization of loss carryforwards and tax credits generated before June 30, 2020 will be subject to an annual limitation. As a result of the ownership changes and limitations, $58,181,799 of federal NOLs and approximately $2,935,000 of federal R&D credits will expire unutilized, in addition to Section 382 limits on Pelican already in place.